EXHIBIT 23.4

Consent of Independent Public Accountants                      December 10, 1997
                                                               Da/Ko


We consent to the inclusion in this Registration Statement on Form S-1 of Safety Components International, Inc. ("SCI") of our report dated October 7, 1996 on our audit of the financial statements of Phoenix AG's Airbag Division.



BDO Deutsche Warentreuhand
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft



/s/ Dannenbaum                                           /s/ Rathke
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   (Dannenbaum)                                             (Rathke)